                                                                    EXHIBIT 10.1

                         SYKES ENTERPRISES, INCORPORATED
                                SUPPORT AGREEMENT

THIS SUPPORT AGREEMENT is entered into as of the ____ day of April, 1996 between SYKES ENTERPRISES, INCORPORATED, a corporation organized under the laws of the state of North Carolina (the "Support Vendor") and NETCOM ON-LINE COMMUNICATION SERVICES, INC., a corporation organized under the laws of the state of Delaware (the "Client").

WHEREAS the Client has licensed certain software to its customers (the "End Users") to whom it desires to provide support; and

WHEREAS the Support Vendor is hereby being contracted to provide such support on the Client's behalf;

NOW, THEREFORE, the parties agree as follows:


1. SUPPORT VENDOR SERVICES: The Support Vendor agrees to provide services as set forth in Exhibit A. Such services shall commence on the Activation Date. The Client shall have a right to inspect the Support Vendor's facility at any time.

2. SUPPORT VENDOR LICENSE: The Client hereby licenses to the Support Vendor the right to utilize the Applicable Products as provided in its standard End User license and as reasonably necessary to provide the services contemplated by this Agreement for the term of this Agreement.

3. PAYMENT: The Client agrees to pay all fees set forth in Exhibit C.

4. WARRANTY/INDEMNIFICATION: Support Vendor warrants that it will provide the services to be provided pursuant to this Agreement in a professional manner, and in accordance with the service standards set forth in this Agreement including, but not limited, to the standards set forth in Support Vendor's Proposal to Client dated February 23, 1996, attached hereto as Exhibit F. Support Vendor does not warrant that it will be able to meet or resolve any or all errors, questions, or requests. All services are provided "AS IS" WITH NO OTHER WARRANTIES, EXPRESS OR IMPLIED. SUPPORT VENDOR EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. SUPPORT VENDOR SHALL NOT BE LIABLE TO EITHER THE END-USER OR THE CLIENT FOR ANY DIRECT, INDIRECT, SPECIAL, CONSEQUENTIAL, OR OTHER DAMAGES OR LOSS OF PROFITS RESULTING FROM OR RELATED TO ANY SERVICES PERFORMED BY SUPPORT VENDOR, INCLUDING, BUT NOT LIMITED TO, ANY LOSS OF DATA OR SOFTWARE, OR INABILITY OF SUPPORT VENDOR TO ADDRESS OR RESOLVE ANY QUESTIONS, ERRORS, MALFUNCTIONS, OR DEFECTS.

5. LIABILITY LIMITATION: In the event of any Support Vendor liability arising from this Agreement or its services, the cumulative monetary liability of Support Vendor to any person, including any cause of action sounding in contract, tort, or strict liability, excepting only those items specified below, shall not exceed the total payments made by Client to Support Vendor pursuant to this Agreement. This limitation of liability is intended to apply unless breach of contract is proven to be willful, or to involve criminal conduct or gross negligence.


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


6. TERM: Subject to the provisions of Section 8 of this Agreement, this Agreement shall exist for an initial term of one year from the Activation Date listed in Exhibit A. After the initial one-year term, this Agreement shall automatically continue in full force and effect until canceled by either party as provided below.

7. DEFAULT: A default shall occur upon any of the following events: 1) except for payment as set forth in section 3, upon a party's failure to perform any term, condition, or obligation of this Agreement if such failure shall continue for fifteen days after written notice of such default is received by the defaulting party; ii) immediately upon any failure to make payment as specified in section 3; iii) if either party is subject to a voluntary or involuntary liquidation, dissolution, receivership, bankruptcy, insolvency, assignment for the benefit of creditors, or other similar situation or proceedings tending to affect that party's ability to conduct its business.

8. TERMINATION: Except for a default, either party may terminate this Agreement upon ninety days written notice. In the event of Client's request to terminate this Agreement twelve months or less from Activation Date, other than on account of a default by Support Vendor, a Termination Fee as noted in Exhibit C will apply. At or after the end of the initial one year term this Agreement may be terminated upon thirty days written notice to the other. In the event of a default, the non-defaulting party may terminate this agreement immediately upon notice to the defaulting party. Upon termination of this Agreement, Support Vendor agrees to return or destroy all Applicable Product(s) as Client may specify.

9. NOTICES: Any notices required or permitted under this Agreement shall be deemed given five days after the deposit with the U.S. Postal Service as certified mail, return receipt requested, postage prepaid; or courier service and addressed as follows (or as subsequently noticed to the other party):

Support Vendor:
            Sykes Enterprises, Incorporated
            Customer Support Center
            1450 Sykes Avenue
            Greeley, CO  80632
            Attention:  Gary Hampson

and

            Sykes Enterprises, Incorporated
            100 North Tampa Street, Suite 3900
            Tampa, FL  33602
            Attention:  David Garner

Client:

            NETCOM On-Line Communication
            Services, Inc.
            3031 Tisch Way
            San Jose, CA  95128
            Attention:  Eric Goffney

10. PROPRIETARY RIGHTS: Each party acknowledges that the other exclusively owns certain trademark, copyright, and other proprietary rights. Each party agrees that it shall not use such rights without the written permission of the other unless reasonably necessary for efficient performance under this Agreement. Client agrees to indemnify, hold harmless, and defend the Support Vendor against any claims asserted against it that any Applicable Product infringes any patent, copyright, trade secret, or other proprietary right. Support Vendor agrees to indemnify, hold harmless and defend Client against all claims asserted against it that any product used by Support Vendor in providing services pursuant to this Agreement (other than Applicable Products) infringes any patent, copyright, trade secret, or other proprietary right. The indemnification obligations of both Support Vendor and Client shall survive any termination of this Agreement.

11. CONFIDENTIAL INFORMATION: The Support Vendor acknowledges that certain information entrusted to it by the Client may constitute trade secret information. The Support Vendor agrees to hold confidential all such information for the Client's benefit and agrees to return such information upon any termination of this Agreement. All staff of Support Vendor shall sign appropriate agreements to protect the confidentiality of any trade secrets of the Client. In order to adequately inform Support Vendor and its staff what information the Client considers



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confidential, the Client agrees to include on such documents the conspicuous notation "confidential" upon any delivery. The obligations not to use the Client's proprietary rights and to hold trade secret information confidential shall remain in effect and shall survive any termination of this Agreement.

12. FORCE MAJEURE: Either party shall be excused from delays in performing or from its failure to perform hereunder to the extent that such delays or failures result from causes beyond the reasonable control of such party, including, but not limited to, fire, flood, interruption in utility service, strikes, acts of God or public enemy.

13. NO PARTNERSHIP: The Support Vendor acknowledges that, in furnishing services to Client, it is acting as an independent contractor. In no way shall Support Vendor be construed or hold itself out as an agent of or in partnership with the Client.

14. NO ASSIGNMENT: Neither this Agreement nor any terms hereunder shall be assignable by either party without the other party's written consent, except that Client shall be entitled to assign this Agreement to anyone who purchases all or substantially all of Client's business.

15. APPLICABLE LAW: This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado or federal law to the extent applicable; all parties hereby submit to jurisdiction and venue in Colorado or in federal court in Colorado if mandated.

16. ARBITRATION: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by binding arbitration pursuant to the then current rules of the American Arbitration Association or as otherwise provided by a decision of a majority of the arbitrators, and both parties hereby submit to such arbitration in Colorado. In the event either party institutes litigation or arbitration involving this Agreement, the prevailing party shall be entitled to recover its reasonable attorney fees and costs incurred.

17. SEVERABILITY: In the event any provision of this Agreement is found to be unenforceable, void, invalid, or to be unreasonable in scope, such provision shall be modified to the extent necessary to make it enforceable, and as so modified, this Agreement shall remain in full force and effect. Failure to exercise any rights contained in this Agreement shall not be construed a waiver of such rights or of any default hereunder.

18. ENTIRE AGREEMENT: This Agreement and the exhibits annexed hereto constitute the entire Agreement between the parties, and there are no understandings or terms relative to this Agreement other than those which are expressed herein. No modification, waiver, addition, or change of this Agreement shall be valid unless in writing signed by both parties.


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ENTERED INTO as of the day referenced above.

CLIENT                                          SUPPORT VENDOR
NETCOM ON-LINE COMMUNICATION SERVICES, INC.     SYKES ENTERPRISES, INCORPORATED

Signature:   /s/ [signature illegible]
             ------------------------------     -------------------------------
Name:
             ------------------------------     -------------------------------
Title:
             ------------------------------     -------------------------------
Date:
             ------------------------------     -------------------------------
Attest:
             ------------------------------     -------------------------------



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
                                    EXHIBIT A
                              SUPPORT AND STANDARDS

GENERAL STANDARDS:
All support shall be provided through direct End User dialed telephone access to and/or calls transferred from Client's telephone system to Support Vendor's telephone system answered either in person by a member of the Support Vendor's staff or (if elected by Client) electronically with voice messaging. End User demographic information will be collected as required. "Installation" refers to the capability to assist End Users in the initial installation in order to allow the Applicable Product to be run by the End User. "Setup" refers to the capability to configure the Applicable Product for convenient use on or with particular hardware by telephone consultation. Due to the varied nature of problems possible, it is understood that the term "Answer Time" does not guarantee a solution within such times; the Support Vendor shall, however, provide highest priority to outstanding questions on a first-come, first-served basis.

ACTIVATION DATE
April 3, 1996

TECHNICAL EXPERTISE
Support Vendor shall have baseline skills in Windows, Internet, UNIX, and modem trouble-shooting. Client will provide Support Vendor with a training plan and subsequent training documents to establish the knowledge and competency requirements for technical support calls for the Applicable Products.

TIME AND DAYS OF AVAILABILITY
Weekdays and weekends (except designated Holidays) from 8 a.m. to 8 p.m. PST or PDT as in effect. This schedule may be changed upon mutual agreement of both parties.

HOLIDAYS
Support shall not be required on the following days unless Client gives Support Vendor 14 days written notice:
            New Year's Day
            President's Day
            Memorial Day
            Independence Day
            Labor Day
            Thanksgiving Day
            Christmas Day

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

APPLICABLE PRODUCTS; OTHER PRODUCTS SUPPORTED
Unless otherwise specified, all support is to be provided in both the Windows 3.x and Windows 95 environments.

Applicable Products:
            Netcruiser - all versions
Other Support (as indicated):
            Netscape Personal Edition 2.x - all aspects
            [Note: without Client's prior written consent, Support Vendor may not contact, and may not refer any End User directly to, Netscape for problem resolution.]

            Microsoft Windows 95 Dialer - assist End Users with configuration necessary to enable access and connectivity to a NETCOM POP.

            Shiva Dialer - assist End Users with configuration necessary to enable access and connectivity to a NETCOM POP.

            Modem Configuration Strings (any modem which supports the Hayes command set) - assist End Users with modem configuration necessary to enable access and connectivity to a NETCOM POP.

            Quarterdeck Internet Suite - assist End Users in the following areas:
                        Installation
                        Setup
                        Registration

            Third Party Winsock Applications - limited assistance to End Users using third party Winsock applications, such as e-mail and news clients, by providing the NETCOM addressed information necessary for the applications to contact and interact with the NETCOM mail and news servers.

And any other client product an/or service as mutually agreed upon by the parties.

SUPPORT VENDOR CONFIGURATION REQUIRED
Support Vendor will provide a basic configuration for each support representative workstation. Each work area will have a computer (PC), configured to accommodate the call tracking system and support requirements for each Applicable Product. MS Windows 3.1 or Windows 95, MS Windows X-Windows Emulator (such as Hummingbird Exceed), Telnet Session Software, Unique IP Address, individual 28.8 kbs modem on every PC, and 486DX2 66 MHz minimum with 512 MB Hard-drive and 16K RAM for each support team member's workstation. Additionally, a lab will be set up to allow support representative access to a variety of modems for troubleshooting.


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

FACILITIES
Support Vendor will provide the necessary facilities to provide work areas for each support representative, offices for management, and team leaders for this program, and training and conference areas.

FURNITURE, SUPPLIES, MISCELLANEOUS
Support Vendor will provide all the necessary furniture and supplies to this program. Support Vendor will provide the telephones, headsets, wiring, and installation for this program.

CALL DISTRIBUTION
Support Vendor will provide an AT&T Definity System ACD, VRU, and call management software to route calls intelligently to the appropriate Client team/representative. The system will also provide call metrics information as defined in Exhibit D, Project Reporting. Support Vendor will pay for integrated CSU's and DS1 cards at Support Vendor's site to connect voice T1 lines to Support Vendor's PBX.

STAFFING
If hourly fee per support representative is to be charged as noted in Exhibit C, Support Vendor and Client to agree on staffing requirements to meet forecast call volumes and service level requirements. In the event of per minute or per call pricing, Support Vendor to determine appropriate staffing model to meet Client's service level requirements.

Changes in staffing not to exceed ten percent (10%) on a weekly basis, unless Support Vendor has sufficient lead time to add, train, or transition staff (if call volumes decline).

CALL TRACKING/DATABASE MAINTENANCE
If requested, Support Vendor will work with Client to allow Client-designated support personnel access to Client-developed call tracking application and Client database. Support Vendor will develop, maintain, and revise such application at the rates noted in Exhibit C. Maintenance is estimated at 25 to 30 hours per month. Support Vendor will provide diagnostics, systems troubleshooting, and data communications tasks as required for Client at the rates noted in Exhibit C.

Support Vendor will absorb the cost of additional server equipment at Support Vendor's site for the call tracking application and End User database. Client's access and usage of Support Vendor's call tracking application will be licensed under Support Vendor's current site license for Sybase usage. Both parties agree to negotiate new fees and responsibilities if any of the following occurs: 1) if the number of Client representatives remotely accessing this application exceeds Support Vendor's site license agreement, 2) additional servers, routers and related hardware to support Client at Support Vendor site are required in order to support


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more than 50 concurrent users, 3) the need for this application is greater than one-year, or 4) this Agreement is terminated but the Client continues usage of Support Vendor's call tracking application.

TAXES AND INSURANCE
Support Vendor will be responsible for providing and paying all appropriate business taxes and providing necessary insurance for the business. Such insurance coverage includes Worker's Compensation, General Liability, Professional Liability errors and omissions, and Automobile Liability.

                     Acceptance/Modification by the Parties

                Client                               Support Vendor

Signature:      /s/ [signature illegible]
                -----------------------------        --------------------------
      Title:
                -----------------------------        --------------------------
      Date:
                -----------------------------        --------------------------



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

                                    EXHIBIT B
                                    TRAINING

PRODUCT/SERVICES
Technical support calls on Applicable Products.

NUMBER OF SUPPORT VENDOR PERSONNEL TO BE TRAINED
To be determined by Support Vendor.

PLACE OF TRAINING
Greeley, CO

DATES OF TRAINING
March 18 - March 29, 1996

TOPICS TO BE COVERED
Refer to the Client training plan, attached hereto as Exhibit G. Support Vendor will provide general call handling, systems and process training to its staff. Support Vendor will work with Client to develop the implementation training program and ongoing training for the period of this Agreement.

Client will provide initial training to Support Vendor at no cost for the Applicable Product training. Support Vendor will assign a support representative for the duration of the initial training to be a trainer for subsequent classes.

                     Acceptance/Modification by the Parties

                Client                               Support Vendor

Signature:      /s/ [signature illegible]
                -----------------------------        --------------------------
      Title:
                -----------------------------        --------------------------
      Date:
                -----------------------------        --------------------------



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


                                    EXHIBIT C
                                  FEE SCHEDULE

EXPENSES TO BE INVOICED
For any support representative training at Client location, Client will reimburse Support Vendor personnel for reasonable travel costs, to include airfare, hotel, meals/per diem, and car rental.

TRAINING FEES
If initial training period for a support representative exceeds 80 hours, Client will be billed $20.00 per hour per support representative in excess of 80 hours.

TELECOMMUNICATION CHARGES
Client will be rebilled actual cost of Support Vendor's long distance charges to call back End Users. Call back procedure will be reviewed by Support Vendor and Client 15 days after Activation Date.

Client will be rebilled analog line installation fees, monthly service charges, and actual cost of Support Vendor's long distance charges on analog modem lines used by support representatives to trouble-shoot End-User problems.

TRANSACTION FEES
A transaction is defined as the End User request, which may include incoming telephone call, facsimile, letter, and/or electronic support message. These fees will be calculated on a per minute or hourly basis as noted below:

Fee Method               Standard Fee             Extended Hours Fee              Holiday Fee
Elected by Client        8 a.m. - 8 p.m.          8 p.m. - 8 a.m.
                         Monday - Friday          Monday - Friday,
                                                  all day Saturday and
                                                  Sunday

----------------------------------------------------------------------------------------------------------
Method I                $.74 per call minute      $.81 per call minute            $1.11 per call minute
----------------------------------------------------------------------------------------------------------
Method II               $23.50 per hour           $25.85 per hour                 $35.25 per hour
                        per representative        per representative              per representative
----------------------------------------------------------------------------------------------------------

For the first ninety days after the Activation Date, Client shall pay for support services per Method I above. Thereafter, Client may continue to pay in accordance with Method I, or Client may elect to switch to Method II. If Client elects to switch to Method II, such election shall be irrevocable for the term of this Agreement, unless Client and Support Vendor shall otherwise agree.



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

SYSTEM FEES
Call tracking development, database implementation, and knowledgebase conversion will have no charge for up to 120 hours of development and implementation tasks. If additional hours beyond 120 hours are required, then the rate of $80.00 per hour will be charged.

If Client elects to utilize Support Vendor developed call tracking application, then the rate of $40.00 per hours, ($60.00 for holidays), will be charged for Client database maintenance, diagnostics, systems trouble-shooting, and data communication maintenance tasks.

TERMINATION FEE
In the event of termination of this Agreement, other than on account of a default by Support Vendor, prior to completion of the initial 12 month term, Support Vendor will charge Client a $50,000.00 fee to recover implementation costs such as management overhead, systems and telecommunications equipment costs.

CLIENT BILLING CONTACT
Diane Szabo

BILLING POLICY
All fees will be based upon Support Vendor reports and documentation which will be sent to Client Billing Contact monthly or as needed to verify billing charges. The Client agrees to pay all fees for its services monthly upon invoicing by the thirtieth (30th) day following invoicing. Any amounts not paid by the date due shall bear interest at the rate of one and one-half percent (1.5%) per month, eighteen percent (18%) per year from the due date. The Client understands that the prompt payment of amounts due is a material term of this Agreement, thus the Client agrees that the Support Vendor may, without breach, suspend immediately any provision of services in the event timely payment is not made, provided that the Client does not, in good faith, dispute the amount of fees stated by the Support Vendor to be due and payable. The Client agrees to be responsible for and to reimburse the Support Vendor upon invoicing for any federal, state, county, or local sales or use or other such taxes levied as a result of the services rendered.

                     Acceptance/Modification by the Parties

                Client                               Support Vendor

Signature:      /s/ [signature illegible]
                -----------------------------        --------------------------
      Title:
                -----------------------------        --------------------------
      Date:
                -----------------------------        --------------------------




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


                                    EXHIBIT D
                 PERFORMANCE MEASUREMENTS AND PROJECT REPORTING

TARGET PERFORMANCE MEASURES
Performance metrics will be reviewed weekly and reported to Client as noted below. Metrics will be re-evaluated by Client at 90 days for reasonableness.



SERVICE LEVELS
--------------------------------------------------------------------------------
PERFORMANCE MEASURE                         TARGET METRIC
--------------------------------------------------------------------------------
AVERAGE DAILY TALK TIME                     10 minutes
--------------------------------------------------------------------------------
AVERAGE ABANDONMENT RATE                    less than 10%
--------------------------------------------------------------------------------
FIRST CALL RESOLUTION                       TBD
--------------------------------------------------------------------------------
PERCENT ESCALATED(1)                        less than 10%
--------------------------------------------------------------------------------
AVERAGE WAIT (ANSWER) TIME                  85% within four minutes
--------------------------------------------------------------------------------
END USER SATISFACTION(2)                    4.0/5.0 survey average
--------------------------------------------------------------------------------

(1)ESCALATION
The Support Vendor will escalate calls to Client based upon procedures to be provided by Client to Support Vendor and agreed upon by Support Vendor. Calls that exceed a twenty (20) minute talk time will be escalated to Client.

(2)END USER SATISFACTION
Support Vendor will perform call monitoring and other quality assurance procedures to ensure End User satisfaction. In addition, the same quality assurance process in use by the Client will be used by the Support Vendor. Client will provide quality assurance procedures. Client and Support Vendor will agree upon a survey to be used to measure End User satisfaction.

ADDITIONAL SERVICE METRICS
Forty-five (45) days after handling the first End User call, Support Vendor will achieve the End User satisfaction level of 4.0.

If Support Vendor is charging Client an hourly fee, then the initial standard of a minimum of 25 calls handled per day per support representative (team average) will apply for all full-time Support Vendor representatives scheduled on Client's account. This minimum will increase to 30 calls per day average per representative after a 90 day support period.

REPORTING/MIS
Support Vendor will provide basic call tracking information and call history to Client, including End User data, problem/resolution, and call codes. Such data will be supplied electronically on a weekly basis, and summarized monthly, to be included in the billing. Support Vendor and Client will electronically exchange data from their respective systems nightly.

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PROJECT REPORTING
The following data will be reported to Client:

Call statistics:
            Average speed of answer
            Average hold time
            Calls offered
            Calls answered
            First contact resolution percentage
            Average call duration Average
            number of representatives staffed
            Abandonment rate

Call tracking data:
            End User information (if required)
            Call problem and resolution
            Call types

And other data and measurements as required by Client.

MANAGEMENT REPORTING
Support Vendor's designated manager for this program is Steve Argo. A Project Leader will be assigned as a daily contact. Support Vendor will establish (as requested by Client) regular written reports, telephone conference calls, in-person meetings, and formal reviews for the purposes of discussing performance, End User satisfaction, and other information necessary for Support Vendor to meet the requirements of this Agreement. At a minimum, a monthly meeting will be held throughout the period of this Agreement. Each party is responsible for its own travel expenses for any in-person meetings.

                     Acceptance/Modification by the Parties

                Client                               Support Vendor

Signature:      /s/ [signature illegible]
                -----------------------------        --------------------------
      Title:
                -----------------------------        --------------------------
      Date:
                -----------------------------        --------------------------

                                    EXHIBIT E
                             CLIENT RESPONSIBILITIES

FORECAST OF CALL VOLUME
Client and Support Vendor will agree upon a forecast of anticipated call volume for the first fifteen days from the Activation Date. Thereafter, Client agrees to provide Support Vendor, on a weekly basis, with a forecast of half hour call distribution by week; such forecast shall be provided not less than two weeks in advance of the forecast period. If call volumes stabilize, the frequency of forecasting this data can be changed upon agreement of Support Vendor and Client. In the event of Client's inability to forecast this detailed call volume and daily distribution, the parties will determine a mutually acceptable call volume forecast.

TARGETED CALL VOLUME
Beginning fifteen days after the Activation Date, Client will endeavor to send an average of five hundred fifty (550) calls per day to Support Vendor between the hours of 8:00 a.m. and 8:00 p.m. It is anticipated that the average talk times will be 10 minutes per call.

TELECOMMUNICATIONS AND DATA COMMUNICATIONS
Client will pay for telecommunications costs to transfer calls to Support Vendor. Such costs include redirected calls, line (T1) installation fees, and/or monthly fees for the period of this Agreement, and hardware costs to connect line at Client site.

Client will reimburse Support Vendor for the cost of analog to digital circuit pack cards for Support Vendor's PBX to support individual modem lines at the support representative's work stations. Such cards are unique Client requirements for this project. Initial purchase cost of these cards to support the 550 daily call volume is estimated at $15,000.00.

Client will pay for line costs, data communications hardware and software (i.e. emulation software, routers, DSU's) to allow Client support personnel to remote access Support Vendor's call tracking application and database.

Client will provide access for Support Vendor representatives to NETCOM service at no cost to Support Vendor. Client to pay costs of toll calls (if any) from Support Vendor site to NETCOM Point of Presence.

SOFTWARE
Client will provide Support Vendor Netcruiser software (Applicable Product) to support this program.



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

TECHNICAL REQUIREMENTS
Client will provide Support Vendor with formal reporting, customer service, and transmission requirements for Support Vendor's call tracking application. Such requirements will be provided no later than two weeks prior to Activation Date.

KNOWLEDGEBASE
Client will supply Support Vendor with access to and/or replication of Client's technical support knowledgebase.

MANAGEMENT REPORTING
Client's designated manager for this support program is Julianne Tjan. Client agrees to communicate to Support Vendor on a regular basis necessary support information such as support policy changes. Client may provide initial project management to assist Support Vendor's operation during the startup of this program.

                     Acceptance/Modification by the Parties

                Client                               Support Vendor

Signature:      /s/ [signature illegible]
                -----------------------------        --------------------------
      Title:
                -----------------------------        --------------------------
      Date:
                -----------------------------        --------------------------

                                    EXHIBIT F
                                    PROPOSAL

                                    ATTACHED.

                     Acceptance/Modification by the Parties

                Client                               Support Vendor

Signature:      /s/ [signature illegible]
                -----------------------------        --------------------------
      Title:
                -----------------------------        --------------------------
      Date:
                -----------------------------        --------------------------






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



                                    EXHIBIT G
                              CLIENT TRAINING PLAN

                                    ATTACHED.

                     Acceptance/Modification by the Parties

                Client                               Support Vendor

Signature:      /s/ [signature illegible]
                -----------------------------        --------------------------
      Title:
                -----------------------------        --------------------------
      Date:
                -----------------------------        --------------------------



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